POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED AUGUST 23, 2013 TO THE
SUMMARY PROSPECTUS DATED MARCH 1, 2013 OF:

PowerShares Fundamental High Yield® Corporate Bond Portfolio

Effective August 31, 2013, the RAFI® Bonds US High Yield 1-10 Index (the "Underlying Index"), the underlying index for the PowerShares Fundamental High Yield® Corporate Bond Portfolio, is changing its methodology. The name of the Underlying Index and the manner by which it is constructed (except as noted below) will not change. Therefore, on that date, the Summary Prospectus is revised as follows:

•  On page 1, the second and third sentences of the first paragraph in the section titled "Principal Investment Strategies" are deleted and replaced with the following:

The Underlying Index is comprised of U.S. dollar-denominated bonds that are registered with the SEC or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Underlying Index.

Please Retain This Supplement For Future Reference.

P-PHB-SUMPRO-1 SUP-1 082313